MASTER INVESTMENT ADVISORY CONTRACT

                               FundManager Trust
                               One Beacon Street
                          Boston, Massachusetts 02108


May 8, 1995

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105


Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser. A separate series of shares of beneficial interest in the Trust is offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Funds included in the company's Registration Statement, as amended from time to time, filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to Master Distribution Contracts and Supplements thereto between the Trust and each of Tucker Anthony Incorporated, Sutro & Co., Inc. and Signature Broker-Dealer Services, Inc. (the "Distributor"), the Trust has employed the Distributor to act as principal underwriters for each Fund pursuant to a Master Administrative Services Contract and supplements thereto between the Trust and Signature Broker-Dealer Services, Inc. (the "Administrator"). The Trust has employed the Administrator to provide to the Trust management and other services.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

    (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Distributors or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

The Adviser will determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Fund's portfolio shall be invested in securities described by the policies of such Fund and what portion, if any, should be invested otherwise or held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

(b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Administrator, to be necessary or useful to the administration of the Trust and each of the Funds.

(c) As manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

(d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

(e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever PROVIDED that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of each Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to each Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

7. If the aggregate expenses of every character incurred by, or allocated to, each Fund in any fiscal year, other than interest, taxes, expenses under the Master Distribution Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Distributors under the Master Distribution Plan ("includible expenses"), shall exceed the expense limitations applicable to that Fund imposed by state securities law or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Distributors will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

8. (a) This Contract and any Supplement hereto shall become effective with respect to a Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

(b) This Contract and any Supplement hereto may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

11. This Contract shall be construed in accordance with the laws of the State of
Delaware   provided  that  nothing   herein  shall  be  construed  in  a  manner
inconsistent with the 1940 Act.

12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Fund hereunder.

13. The Master Trust Agreement establishing the Trust (the "Master Trust Agreement") provides that the name "FundManager Trust" refers to the Trustees under the Master Trust Agreement collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

FUNDMANAGER TRUST


By /S/ JOHN J. DANELLO
   John J. Danello
   President

ACCEPTED:

FREEDOM CAPITAL MANAGEMENT CORPORATION


By /S/ JOHN J. DANELLO
   John J. Danello
   Managing Director

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               FundManager Trust
                               One Beacon Street
                          Boston, Massachusetts 02108



May 8, 1995


Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         RE:  AGGRESSIVE GROWTH FUND

This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Aggressive Growth Fund (the "Fund") is a separate investment portfolio of the Trust.

2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

4. The term "Fund" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following annual rates:

   Portion of Average Daily
VALUE OF NET ASSETS OF THE FUND                      FEE RATE

Assets not exceeding $500 million                      0.50%
Assets in excess of $500 million                       0.40%

6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on May 8, 1995 and shall thereafter continue in effect with respect to the Fund only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

FUNDMANAGER TRUST



   By /S/ JOHN J. DANELLO
         John J. Danello
         President

ACCEPTED:

FREEDOM CAPITAL MANAGEMENT CORPORATION



By /S/ JOHN J. DANELLO
   John J. Danello
   Managing Director

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               FundManager Trust
                               One Beacon Street
                          Boston, Massachusetts 02108



May 8, 1995

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         RE:  GROWTH FUND

         This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth Fund (the "Fund") is a separate investment portfolio of the Trust.

2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

4. The term "Fund" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following annual rates:

   Portion of Average Daily
VALUE OF NET ASSETS OF THE FUND                      FEE RATE

Assets not exceeding $500 million                      0.50%
Assets in excess of $500 million                       0.40%

6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on May 8, 1995 and shall thereafter continue in effect with respect to the Fund only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

FUNDMANAGER TRUST



   By /S/ JOHN J. DANELLO
         John J. Danello
         President

ACCEPTED:

FREEDOM CAPITAL MANAGEMENT CORPORATION



By /S/ JOHN J. DANELLO
   John J. Danello
   Managing Director

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               FundManager Trust
                               One Beacon Street
                          Boston, Massachusetts 02108



May 8, 1995

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         RE:  GROWTH & INCOME FUND

This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth & Income Fund (the "Fund") is a separate investment portfolio of the Trust.

2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

4. The term "Fund" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following annual rates:

 Portion of Average Daily
VALUE OF NET ASSETS OF THE FUND                      FEE RATE

Assets not exceeding $500 million                      0.50%
Assets in excess of $500 million                       0.40%

6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on May 8, 1995 and shall thereafter continue in effect with respect to the Fund only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

FUNDMANAGER TRUST



   By /S/ JOHN J. DANELLO
         John J. Danello
         President

ACCEPTED:

FREEDOM CAPITAL MANAGEMENT CORPORATION



By /S/ JOHN J. DANELLO
   John J. Danello
   Managing Director

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               FundManager Trust
                               One Beacon Street
                          Boston, Massachusetts 02108



May 8, 1995

Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         RE:  INCOME FUND

This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as

1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Income Fund (the "Fund") is a separate investment portfolio of the Trust.

2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

4. The term "Fund" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following annual rates:

  Portion of Average Daily
VALUE OF NET ASSETS OF THE FUND                      FEE RATE

Assets not exceeding $500 million                      0.50%
Assets in excess of $500 million                       0.40%

6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on May 8, 1995 and shall thereafter continue in effect with respect to the Fund only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

FUNDMANAGER TRUST


By /S/ JOHN J. DANELLO
       John J. Danello
       President

ACCEPTED:

FREEDOM CAPITAL MANAGEMENT CORPORATION



By /S/ JOHN J. DANELLO
   John J. Danello
   Managing Director

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               FundManager Trust
                               One Beacon Street
                          Boston, Massachusetts 02108



May 8, 1995


Freedom Capital Management Corporation
One Beacon Street
Boston, Massachusetts  02108-3105

Dear Sirs:

         RE:  MANAGED TOTAL RETURN FUND

This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Managed Total Return Fund (the "Fund") is a separate investment portfolio of the Trust.

2. The Trust and the Adviser have entered into a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

4. The term "Fund" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following annual rates:

   Portion of Average Daily
VALUE OF NET ASSETS OF THE FUND                      FEE RATE

Assets not exceeding $500 million                      0.50%
Assets in excess of $500 million                       0.40%

6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on May 8, 1995 and shall thereafter continue in effect with respect to the Fund only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

FUNDMANAGER TRUST



   By /S/ JOHN J. DANELLO
         John J. Danello
         President

ACCEPTED:

FREEDOM CAPITAL MANAGEMENT CORPORATION



By /S/ JOHN J. DANELLO
   John J. Danello
   Managing Director